UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2006

SCHICK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-22673	11-3374812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30-00 47th Avenue

Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if

Changed Since Last Report)

ITEM 8.01OTHER EVENTS

A copy of the Registrant's press release, dated January 30, 2006, announcing its report of financial results and its conference call, for the fiscal third quarter ended December 31, 2005, is filed as Exhibit 99.1 hereto. The financial results are to be reported on Thursday, February 2, 2006, at 7:00 a.m. ET, and the conference call is to be held on Thursday, February 2, 2006, commencing at 9:00a.m. ET. The press release includes instructions as to when and how to access the conference call.

Registrant's report of financial results and any other financial and statistical information disclosed by the Registrant during the conference call will be available in the “Investors” section of Registrant’s web site at http://www.schicktech.com.

ITEM 9.01       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1:	Press release dated January 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHICK TECHNOLOGIES, INC.
(Registrant)

Date:	January 30, 2006
By:/s/ Zvi N. Raskin
Zvi N. Raskin
Secretary and General Counsel

Exhibit 99.1:	Press release.